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                                                          SEC File No. 333-61831

                          Filed Pursuant to Rule 497(h)


                              PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 1, 2004)

                              ING PRIME RATE TRUST

                     5,422.886 SHARES OF BENEFICIAL INTEREST

                                -----------------



     On August 17, 2004, ING Prime Rate Trust (the "Trust") sold 5,422,886 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC ("IFD") at a sales price of $7.680 per share.

     Gross Proceeds.........................................  $ 41,647.78
     Commission to IFD......................................  $      0.00
     Net Proceeds to Trust..................................  $ 41,647.78

On August 16, 2004, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $8.10.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ----------------------

           The Date of this Prospectus Supplement is August 20, 2004.